Waddell & Reed Advisors Funds

Supplement dated December 31, 2014 to the

Waddell & Reed Advisors Funds Statement of Additional Information

dated October 31, 2014

Effective January 1, 2015, the Statement of Additional Information is amended to reflect that the name of Waddell & Reed Advisors International Growth Fund has changed to Waddell & Reed Advisors Global Growth Fund.

Supplement	Statement of Additional Information	1